Exhibit 10.1

NINTH LOAN MODIFICATION AGREEMENT

This Ninth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of October 25, 2024, by and among (a) SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company (“Bank”) and (b) (i) CARECLOUD, INC. (formerly known as MTBC, INC.), a Delaware corporation (“Parent”), (ii) CARECLOUD PRACTICE MANAGEMENT, CORP. (formerly known as MTBC PRACTICE MANAGEMENT, CORP.), a Delaware corporation (“Management”), (iii) CARECLOUD HEALTH, INC.(formerly known as CARECLOUD CORPORATION), a Delaware corporation (“CareCloud Health”), (iv) MERIDIAN MEDICAL MANAGEMENT, INC. (formerly known as ORIGIN HOLDINGS INC.), a Delaware corporation (“Meridian Medical”), (v) MEDSR, INC., a Delaware corporation (“medSR”) and (vi) CARECLOUD ACQUISITION, CORP., a Delaware corporation (“CareCloud Acquisition”, and together with Parent, Management, CareCloud Health, Meridian Medical, and medSR, jointly, severally, individually and collectively, “Borrower”), each with its principal place of business at 7 Clyde Road, Somerset, New Jersey 08873.

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of October 13, 2017, evidenced by, among other documents, a certain Loan and Security Agreement dated as of October 13, 2017, between Borrower and Bank, as amended and affected by a certain Joinder and First Loan Modification Agreement dated as of September 20, 2018, as further amended by a certain Second Loan Modification Agreement dated as of November 15, 2019, as further amended and affected by a certain Joinder and Third Loan Modification Agreement dated as of February 28, 2020, as further amended and affected by a certain Joinder and Fourth Loan Modification Agreement dated as of September 21, 2020, as further amended and affected by a certain Joinder and Fifth Loan Modification Agreement dated as of September 21, 2021, as further amended by a certain Sixth Loan Modification Agreement dated as of January 27, 2022, as further amended by a certain Seventh Loan Modification Agreement dated as of February 17, 2023, and as further amended by a certain Eighth Loan Modification Agreement dated as of August 31, 2023 (as has been and as may be further amended, modified, restated, replaced or supplemented from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by, among other property, the Collateral as defined in the Loan Agreement (together with any other collateral security granted to Bank, as amended the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.8(b) thereof:

“(i) For each one (1) year anniversary of the Effective Date occurring after the Effective Date but on or prior to October 13, 2021, Borrower shall pay to Bank a fully earned, non-refundable anniversary fee of Fifty Thousand Dollars ($50,000.00), (ii) for the one (1) year anniversaries of the Effective Date occurring on October 13, 2021 and October 13, 2022, Borrower shall pay to Bank a fully earned, non-refundable anniversary fee of One Hundred Thousand Dollars ($100,000.00, and (iii) for each one (1) year anniversary of the Effective Date occurring after October 13, 2022 but prior to the Revolving Line Maturity Date, Borrower shall pay to Bank a fully earned, non-refundable anniversary fee of One Hundred Ten Thousand Dollars ($110,000.00) (each fee in (i), (ii) and (iii), an “Anniversary Fee” and, collectively, the “Anniversary Fees”).”

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and inserting in lieu thereof the following:

“(i) For each one (1) year anniversary of the Effective Date occurring after the Effective Date but on or prior to October 13, 2021, Borrower shall pay to Bank a fully earned, non-refundable anniversary fee of Fifty Thousand Dollars ($50,000.00), (ii) for the one (1) year anniversaries of the Effective Date occurring on October 13, 2021 and October 13, 2022, Borrower shall pay to Bank a fully earned, non-refundable anniversary fee of One Hundred Thousand Dollars ($100,000.00), (iii) for the one (1) year anniversary of the Effective Date occurring on October 13, 2023, Borrower shall pay to Bank a fully earned, non- refundable anniversary fee of One Hundred Ten Thousand Dollars ($110,000.00), and (iv) for the one (1) year anniversary of the Effective Date occurring on October 13, 2024, Borrower shall pay to Bank a fully earned, non-refundable anniversary fee of Forty-Four Thousand Dollars ($44,000.00) (each fee in (i), (ii), (iii), and (iv), an “Anniversary Fee” and, collectively, the “Anniversary Fees”).”

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 10 thereof:

“If to Borrower:	Medical Transcription Billing, Corp.
MTBC Acquisition, Corp. 7 Clyde Road
Somerset, New Jersey 08873
Attn: General Counsel, Shruti Patel
Fax: (732) 227-8575
Email: spatel@mtbc.com”

and inserting in lieu thereof the following:

“If to Borrower:	CareCloud, Inc.
CareCloud Practice Management, Corp.
CareCloud Health, Inc.
Meridian Medical Management, Inc.
medSR, Inc.
CareCloud Acquisition, Corp.
7 Clyde Road
Somerset, New Jersey 08873
Attn: Kristen Rothe
Fax: (732) 227-8575
Email: KRothe@carecloud.com”

3	The Loan Agreement shall be amended by deleting the definition of “MTBC Acquisition” where it appears in Section 13.1 thereof.

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4	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

“ “Borrower” means, individually and collectively, jointly and severally, Parent Borrower, MTBC Acquisition, Management, CareCloud Health, Meridian Medical, medSR, and CareCloud Acquisition.”

“ “Churn Percentage” is, expressed as a percentage, (a) (i) the gross amount of Repeatable Revenue lost or not retained (including in each case by customer attrition) in a Measurement Period (as determined by subtracting the amount of Repeatable Revenue during such Measurement Period from the amount of Repeatable Revenue during the previous Measurement Period) (provided, however, if such amount is less than zero (0), then such amount shall be deemed to be zero (0)), divided by (ii) the amount of Repeatable Revenue during the previous Measurement Period multiplied by (b) four (4).”

“ “Revolving Line” is an aggregate principal amount equal to Twenty Five Million Dollars ($25,000,000.00).”

and inserting in lieu thereof the following:

“ “Borrower” means, individually and collectively, jointly and severally, Parent Borrower, Management, CareCloud Health, Meridian Medical, medSR, and CareCloud Acquisition.”

“ “Churn Percentage” is, expressed as a percentage, (a) (i) the gross amount of Repeatable Revenue lost or not retained (including in each case by customer attrition) in a Measurement Period (as determined by subtracting the amount of Repeatable Revenue during such Measurement Period from the amount of Repeatable Revenue during the previous Measurement Period) (provided, however, if such amount is less than zero (0), then such amount shall be deemed to be zero (0)), divided by (ii) the amount of Repeatable Revenue during the previous Measurement Period multiplied by (b) twelve (12).”

“ “Revolving Line” is an aggregate principal amount equal to Ten Million Dollars ($10,000,000.00).”

5	The Compliance Statement appearing as Exhibit B to the Loan Agreement is hereby deleted and replaced with the Compliance Statement attached as Annex A hereto.

4. FEES AND EXPENSES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATES.

(a)	Except as set forth on Annex B hereto, Parent hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 31, 2023 (the “Parent Perfection Certificate”) delivered by Parent to Bank, and acknowledges, confirms and agrees that the disclosures and information Parent provided to Bank in the Parent Perfection Certificate have not changed, as of the date hereof.

(b)	Except as set forth on Annex B hereto, Management hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 31, 2023 (the “Management Perfection Certificate”) delivered by Management to Bank, and acknowledges, confirms and agrees that the disclosures and information Management provided to Bank in the Management Perfection Certificate have not changed, as of the date hereof.

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(c)	Except as set forth on Annex B hereto, CareCloud Health hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 31, 2023 (the “CareCloud Health Perfection Certificate”) delivered by CareCloud Health to Bank, and acknowledges, confirms and agrees that the disclosures and information CareCloud Health provided to Bank in the CareCloud Health Perfection Certificate have not changed, as of the date hereof.

(d)	Except as set forth on Annex B hereto, Meridian Medical hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 31, 2023 (the “Meridian Medical Perfection Certificate”) delivered by Meridian Medical to Bank, and acknowledges, confirms and agrees that the disclosures and information Meridian Medical provided to Bank in the Meridian Medical Perfection Certificate have not changed, as of the date hereof.

(e)	Except as set forth on Annex B hereto, medSR hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 31, 2023 (the “medSR Perfection Certificate”) delivered by medSR to Bank, and acknowledges, confirms and agrees that the disclosures and information medSR provided to Bank in the medSR Perfection Certificate have not changed, as of the date hereof.

(f)	Except as set forth on Annex B hereto, CareCloud Acquisition hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 31, 2023 (the “CareCloud Acquisition Perfection Certificate”) delivered by CareCloud Acquisition to Bank, and acknowledges, confirms and agrees that the disclosures and information CareCloud Acquisition provided to Bank in the CareCloud Acquisition Perfection Certificate have not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above. In the event of a conflict between this Loan Modification Agreement and the Loan Agreement, the terms of this Loan Modification Agreement shall govern.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. RELEASE BY BORROWER.

A.	FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Loan Modification Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

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B.	In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

C.	By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

D.	This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Loan Modification Agreement, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

E.	Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

1	Except as expressly stated in this Loan Modification Agreement, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Loan Modification Agreement.

2	Borrower has made such investigation of the facts pertaining to this Loan Modification Agreement and all of the matters appertaining thereto, as it deems necessary.

3	The terms of this Loan Modification Agreement are contractual and not a mere recital.

4	This Loan Modification Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Loan Modification Agreement is signed freely, and without duress, by Borrower.

5	Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

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9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Loan Modification Agreement, Borrower hereby represents and warrants to Bank that, immediately after giving effect to this Loan Modification Agreement: (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank. Each party hereto may execute this Loan Modification Agreement by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

12. COUNTERPARTS. This Loan Modification Agreement may be executed in any number of counterparts (including by PDF or other electronic transmission, or facsimile) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

13. GOVERNING LAW. This Loan Modification Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

CARECLOUD, INC.		CARECLOUD PRACTICE MANAGEMENT, CORP.

By:	/s/ A. Hadi Chaudhry	By:	/s/ A. Hadi Chaudhry
Name:	A. Hadi Chaudhry	Name:	A. Hadi Chaudhry
Title:	CEO	Title:	CEO

CARECLOUD HEALTH, INC.		MERIDIAN MEDICAL MANAGEMENT, INC.

By:	/s/ A. Hadi Chaudhry	By:	/s/ A. Hadi Chaudhry
Name:	A. Hadi Chaudhry	Name:	A. Hadi Chaudhry
Title:	CEO	Title:	CEO

CARECLOUD ACQUISITION, CORP.		MEDSR, INC.

By:	/s/ A. Hadi Chaudhry	By:	/s/ A. Hadi Chaudhry
Name:	A. Hadi Chaudhry	Name:	A. Hadi Chaudhry
Title:	CEO	Title:	CEO

BANK:

FIRST-CITIZENS BANK & TRUST COMPANY

By:	/s/ Laura Galleshaw
Name:	Laura Galleshaw
Title:	Vice President

Annex A

EXHIBIT B

COMPLIANCE STATEMENT

Date: ____________________

TO:	SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY
FROM:	CARECLOUD, INC.
CARECLOUD PRACTICE MANAGEMENT, CORP. CARECLOUD HEALTH, INC.
MERIDIAN MEDICAL MANAGEMENT, INC. MEDSR, INC.
CARECLOUD ACQUISITION, CORP.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), Borrower is in complete compliance for the period ending                                with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Statement	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited) on Form 10-K	Within 5 days after filing with SEC
10-Q and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No
Repeatable Revenue Statements	Monthly within 30 days	Yes No
Board-approved projections	FYE within 30 days, and as updated/ amended	Yes No

Financial Covenants	Required	Actual	Complies

Maintain as indicated:
Liquidity Ratio (at all times; tested monthly)	> : 1.0*	: 1.0	Yes No
Adjusted EBITDA (trailing six-month; tested monthly)	> **	______: 1.0	Yes No N/A

* As set forth in Section 6.9(a) of the Agreement

** As set forth in Section 6.9(b) of the Agreement

Banking Matters
Month End Balance
A.	Amount of cash maintained by Parent Borrower in all accounts with TD Canada and PayPal at month end (for all such accounts measured together).	$_________________(A. Total)
B.	Amount of cash maintained by Foreign Subsidiaries in accounts with a financial institution other than Bank located outside of the United States at month end (for all such accounts measured together).	$_________________(B. Total)
C.	Does Borrower, any of Borrower’s Subsidiaries, or any Guarantor maintain any accounts (other than the accounts set forth in Line A and any accounts that Borrower maintains in its capacity as agent for its customers that do not hold any cash or other assets of Borrower) at a financial institution other than Bank located in the United States?	☐ Yes ☐ No
D.	Has Borrower maintained compliance with the account permissions in Section 6.8 of the Agreement (which requires that Line A be less than or equal to $10,000 and that Line B be less than or equal to $250,0001)?	☐ Yes ☐ No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Compliance Statement.

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

1 Note that Section 6.8 of the Agreement permits Line B to exceed $250,000 for up to 14 Business Days so long as such excess is due to foreign currency exchange fluctuations or down-streaming for operating expenses.

Schedule 1 to Compliance Statement

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:	________________

I.	Liquidity Ratio (at all times) (tested as of the dates and for the periods set forth in Section 6.9(a))

Required: >______: 1:0*

*As set forth in Section 6.9(a) of the Agreement

Actual:_____: 1:0

A.	Aggregate value of Borrower’s unrestricted and unencumbered cash and Cash Equivalents maintained with Bank and Bank’s Affiliates	$

B.	Aggregate value of Borrower’s net billed accounts receivable	$

C.	The sum of lines A and B	$

D.	All obligations and liabilities of Borrower to Bank (other than any obligations related to Bank Services that are secured by specifically pledged and segregated cash on terms and in amounts satisfactory to Bank in its sole discretion)	$

E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than the amount set forth above?

_________No, not in compliance	_________Yes, in compliance

II.	Adjusted EBITDA (trailing six-month) (tested as of the dates and for the periods set forth in Section 6.9(b))

Required: $_____________**

**As set forth in Section 6.9(b) of the Agreement.

Actual: $ _____________

A.	Net Income		$

B.	To the extent included in the determination of Net Income

	1.	Interest Expense	$

	2.	Income tax expense	$

3.	Depreciation	$

4.	Amortization expense	$

5.	Non-cash stock-based compensation expense	$

6.	Stock-based compensation payable in cash (not to exceed $250,000 per fiscal year)	$

7.	Foreign currency gains and losses	$

8.	Gain or loss resulting from the change in the value of contingent consideration and non-recurring transaction and integration costs related to acquisitions that occurred prior to the Effective Date	$

9.	Gain or loss resulting from the change in the value of contingent consideration and non-recurring transaction and integration costs related to acquisitions occurring on or after the Effective Date to the extent approved by Bank on a case-by-case basis in its sole discretion	$

10.	The sum of lines 1 through 9	$

C.	Unfinanced capital expenditures	$

D.	Capitalized software expenses	$

E.	The sum of lines C and D

F.	Adjusted EBITDA (line A plus line B.10 minus line E)	$

Is line F equal to or greater than the required amount set forth above?

________No, not in compliance	________Yes, in compliance

Annex B

Perfection Certificate Updates

CARECLOUD, INC.

2. EQUITY-AND MANAGEMENT-RELATED MATTERS

b.	If public, provide the following information:

Date of Listing	July 23, 2014

Exchange (e.g., NASDAQ, NYSE, LSE, etc.)	NASDAQ

Ticker/Trading symbol	MTBC (Common) (becomes CCLD on 1.10.23) MTBCP (Preferred) (becomes CCLDP on 1.10.23) MTBCO (Preferred) (becomes CCLDO on 1.10.23)

Tax/Accounting Year	December 31

Is the Company current in its SEC and/or other reporting?	Yes

Last report filed	6.30.2024 (Form 10-Q)

3. PARENT/SUBSIDIARIES OF THE COMPANY

a.	The legal name of each subsidiary and parent of the Company is as follows. (A “parent” is an entity directly owning more than 50% of the outstanding capital stock of the Company. A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is directly owned by the Company.)

Name	Subsidiary/Parent	Fed. Employer ID No.
CareCloud Health, Inc.	Sub ☒ Parent ☐	26-4007676
Meridian Medical Management, Inc.	Sub ☒ Parent ☐	27-1525998
CareCloud Acquisition, Corp.	Sub ☒ Parent ☐	86-3049688
medSR, Inc.	Sub ☒ Parent ☐	36-4725423
CareCloud Practice Management, Corp.	Sub ☒ Parent ☐	83-0863898
MTBC Pvt. Ltd (Pakistan)	Sub ☒ Parent ☐	N/A
MTBC Bagh Pvt. Ltd.	Sub ☒ Parent ☐	N/A
RCM MediGain Colombo Pvt. Ltd.	Sub ☒ Parent ☐	N/A
CareCloud ME Health Consultancy LLC	Sub ☒ Parent☐	N/A

b.	The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation
CareCloud Health, Inc.	Delaware	9.16.2011
Meridian Medical Management, Inc.	Delaware	12.21.2009
CareCloud Acquisition, Corp.	Delaware	3.19.2021
CareCloud Practice Management, Corp.	Delaware	6.7.2018
MTBC Pvt. Ltd	Pakistan	4.1.2002
MTBC Bagh Pvt. Ltd.	Azad Jammu & Kashmir	4.1.2022
RCM MediGain Colombo Pvt. Ltd.	Sri Lanka	3.23.2016
medSR, Inc.	Delaware	2.10.2012
CareCloud ME Health Consultancy LLC.	United Arab Emirates	5.11.2023

4. LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.	The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary
7 Clyde Road, Somerset, NJ 08873	CareCloud, Inc.
7 Clyde Road, Somerset, NJ 08873	CareCloud Practice Management, Corp.
5200 Blue Lagoon Drive, Suite 850, Miami, FL 33126	CareCloud Health, Inc.
7 Clyde Road, Somerset, NJ 08873	CareCloud Health, Inc.
1095 Day Hill Road, Windsor, CT 06095	Meridian Medical Management, Inc.
7 Clyde Road, Somerset, NJ 08873	Meridian Medical Management, Inc.
7 Clyde Road, Somerset, NJ 08873	CareCloud Acquisition, Corp.
106 A1 Block A Satellite Town Murree Road, Rawalpindi, 4600 PK	MTBC Pvt. Ltd
106 A1 Block A Satellite Town Murree Road, Rawalpindi, 4600 PK	MTBC Bagh Pvt. Ltd.
P.O. Box 777, Emirates NBD Building, 1st Fl., Abra Rd, Deira Dubai	CareCloud ME Health Consultancy LLC.

b.	The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
7 Clyde Road, Somerset, NJ 08873	CareCloud, Inc.	Office furniture & equipment
1633 Erringer Road, Ste. 101, Simi Valley, CA 93065	CareCloud, Inc.	Office furniture & equipment
201 Route 17 North, 8th Floor, Rutherford, NJ, 07070	MTBC Acquisition, Corp.	Office furniture & equipment
1625 Avenue of the Cities, Moline, IL 61265	CareCloud Practice Management, Corp.	Office furniture & equipment, vaccine inventory
9000 North Main Street, Ste. 332, Dayton, OH 45415	CareCloud Practice Management,	Office furniture & equipment, vaccine inventory
5450 Far Hills Ave., Kettering, OH 45429	CareCloud Practice Management, Corp.	Office furniture & equipment, vaccine inventory
Rock Drive MOB, 1425 North Fairfield Road, Ste. 130, Beavercreek, OH 45432	CareCloud Practice Management, Corp.	Office furniture & equipment, vaccine inventory
331 North Breiel Blvd., Middletown, OH 45042	CareCloud Practice Management, Corp.	Office furniture & equipment, vaccine inventory
5200 Blue Lagoon Drive, Ste. 850, Miami, FL 33126	CareCloud Health, Inc.	Office furniture & equipment
1095 Day Hill Road, Windsor, CT 06095	Meridian Medical Management, Inc.	Office furniture & equipment

c.	The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory, equipment, or other property or that of its subsidiaries:

Name and complete mailing address of third party	Description of assets held with third party including estimated FMV	Name of Company/Subsidiary
Rackspace, 200 Campus Drive, Somerset, NJ 08873	Servers, switches, firewall. FMV $250,000.	CareCloud, Inc.

5. DEBT/ENCUMBRANCES

a.	The Company and its subsidiaries have the following outstanding debt for money borrowed (whether or not convertible), including obligations under committed lines of credit (please attach copies of all instruments evidencing the debt):

Name and Address of Lender	Original Principal Amount/ Commitment Amount / Principal Outstanding	Maturity Date	Secured/Unsecured (if secured, complete 6(b))

Bank Direct	$96,393 / $21,525	11.26.2024	Secured

IPFS Corporation	$588,257 / $473,515	5.11.2025	Secured

Two auto loans	$40,772	5-year and 6.25- year terms	Secured by autos

8. LITIGATION

a.	The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

1.	Anesthesia Advantage of Delaware, PA and Anesthesia Advantage, PC vs. CareCloud, Inc. f/n/a Medical Transcription Billing Service

2.	Medisource Management, LLC vs. Practicare Medical Management, Inc., Prospect Health Solutions, LLC, MTBC, Inc. MTBC Health, Inc., CareCloud Health, Inc., and CareCloud, Inc.

11. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

Executive Chairman	Mahmud Haq	CareCloud and subsidiaries
CEO	A. Hadi Chaudhry	CareCloud and subsidiaries
President	Stephen Snyder	CareCloud and subsidiaries
CFO/Controller	Norman Roth	CareCloud and subsidiaries
Assistant Corporate Secretary	Norman Roth	CareCloud and subsidiaries

13. LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Kristen Rothe	CareCloud, Inc.	(732) 873-5133 ext. 139	(732) 227-8575	krothe@carecloud.com

List of Assets under Section 5(a):

Vehicles – U.S.

Year	Make	Model
2015	Honda	Fit
2015	Honda	Fit
2015	Honda	Fit
2015	Honda	Fit
2016	Honda	Civic
2017	Mercedes	GL450
2017	Nissan	Pathfinder
2017	Nissan	Pathfinder
2019	Toyota	Corolla
2019	Dodge	Caravan
2007	Ford	E Series Van
2017	Mercedes	GLE
2024	Kia	Niro X

CARECLOUD PRACTICE MANAGEMENT, CORP.

1. NAMES OF THE COMPANY

h.	The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use	Note whether prior legal name, fictitious name, d/b/a, trade name, etc.
Pediatric Group Associates	5.5 years	D/B/A
Pediatric Association of Dayton	5.5 years	D/B/A
Children’s Medical Center Inc	5.5 years	D/B/A

11. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

Executive Chairman	Mahmud Haq	CareCloud and subsidiaries
CEO	A. Hadi Chaudhry	CareCloud and subsidiaries
President	Stephen Snyder	CareCloud and subsidiaries
CFO/Controller	Norman Roth	CareCloud and subsidiaries
Assistant Corporate Secretary	Norman Roth	CareCloud and subsidiaries

13. LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Kristen Rothe	CareCloud, Inc.	(732) 873-5133 ext. 139	(732) 227-8575	krothe@carecloud.com

CARECLOUD HEALTH, INC.

4. LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.	The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary
7 Clyde Road, Somerset, NJ 08873, USA	CareCloud Health, Inc.
5200 Blue Lagoon Drive, Suite 850, Miami, FL 33126	CareCloud Health, Inc.

b.	The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
5200 Blue Lagoon Drive, Suite 850, Miami, FL 33126	CareCloud Health, Inc.	Office equipment and furniture

8. LITIGATION

a.	The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

1.	CDR Health Care, Inc. vs. CareCloud Health, Inc. f/k/a CareCloud Corporation
2.	Medisource Management, LLC vs. Practicare Medical Management, Inc., Prospect Health Solutions, LLC, MTBC, Inc. MTBC Health, Inc., CareCloud Health, Inc., and CareCloud, Inc.

11. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

Executive Chairman	Mahmud Haq	CareCloud and subsidiaries
CEO	A. Hadi Chaudhry	CareCloud and subsidiaries
President	Stephen Snyder	CareCloud and subsidiaries
CFO/Controller	Norman Roth	CareCloud and subsidiaries
Assistant Corporate Secretary	Norman Roth	CareCloud and subsidiaries

13. LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Kristen Rothe	CareCloud, Inc.	(732) 873-5133 ext. 139	(732) 227-8575	krothe@carecloud.com

MERIDIAN MEDICAL MANAGEMENT, INC.

4. LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

b.	The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
1095 Day Hill Road, Windsor, CT 06095	Meridian Medical Management, Inc.	Office equipment and furniture
2101 North Waldron, Hutchinson, KS 67502	Meridian Medical Management, Inc.	Office equipment and furniture

8. LITIGATION

a.	The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

N/A

11. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

Executive Chairman	Mahmud Haq	CareCloud and subsidiaries
CEO	A. Hadi Chaudhry	CareCloud and subsidiaries
President	Stephen Snyder	CareCloud and subsidiaries
CFO/Controller	Norman Roth	CareCloud and subsidiaries
Assistant Corporate Secretary	Norman Roth	CareCloud and subsidiaries

13. LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Kristen Rothe	CareCloud, Inc.	(732) 873-5133 ext. 139	(732) 227-8575	krothe@carecloud.com

medSR, Inc.

4. LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.	The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary
7 Clyde Road, Somerset, NJ 08873	CareCloud Acquisition Corp.

b.	The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
N/A

11. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

Executive Chairman	Mahmud Haq	CareCloud and subsidiaries
CEO	A. Hadi Chaudhry	CareCloud and subsidiaries
President	Stephen Snyder	CareCloud and subsidiaries
CFO/Controller	Norman Roth	CareCloud and subsidiaries
Assistant Corporate Secretary	Norman Roth	CareCloud and subsidiaries

13. LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Kristen Rothe	CareCloud, Inc.	(732) 873-5133 ext. 139	(732) 227-8575	krothe@carecloud.com

CARECLOUD ACQUISITION, CORP.

4. LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.	The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary
7 Clyde Road, Somerset, NJ 08873	CareCloud Acquisition Corp.

b.	The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
N/A

11. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

Executive Chairman	Mahmud Haq	CareCloud and subsidiaries
CEO	A. Hadi Chaudhry	CareCloud and subsidiaries
President	Stephen Snyder	CareCloud and subsidiaries
CFO/Controller	Norman Roth	CareCloud and subsidiaries
Assistant Corporate Secretary	Norman Roth	CareCloud and subsidiaries

13. LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Kristen Rothe	CareCloud, Inc.	(732) 873-5133 ext. 139	(732) 227-8575	krothe@carecloud.com